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UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A
(Rule 14a-101)

INFORMATION REQUIRED IN PROXY STATEMENT
SCHEDULE 14A INFORMATION
Proxy Statement Pursuant to Section 14(a) of the Securities
Exchange Act of 1934

Check the appropriate box:

☐ Preliminary Proxy Statement
☐ Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
☐ Definitive Proxy Statement
☒ Definitive Additional Materials
☐ Soliciting Material Pursuant to §240.14a-12

U.S. REALTY PARTNERS LIMITED PARTNERSHIP

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

      Payment of Filing Fee (Check the appropriate box):

☐ No fee required.
☒ Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.

1) Title of each class of securities to which transaction applies:

2) Aggregate number of securities to which transaction applies:

3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

4) Proposed maximum aggregate value of transaction:

            $11,210,472

5) Total fee paid:

            $2,470.65

☒ Fee paid previously with preliminary materials.

            $2,470.65

☐ Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

1) Amount Previously Paid:

2) Form, Schedule or Registration Statement No.:

3) Filing Party:

4) Date Filed:

SEC 1913 (11-01)	Persons who are to respond to the collection of information contained in this form are not required to respond unless the form displays a currently valid OMB control number.

U.S. REALTY PARTNERS LIMITED PARTNERSHIP

c/o The Altman Group, Inc.
1275 Valley Brook Avenue
Lyndhurst, New Jersey 07071

March 1, 2005

SUPPLEMENT TO PROXY STATEMENT

      On January 24, 2005, U.S. Realty I Corporation, a South Carolina corporation, and AIMCO Properties, L.P., a Delaware limited partnership (collectively, the “General Partners” and individually, a “General Partner”), the general partners of U.S. Realty Partners Limited Partnership, a Delaware limited partnership (the “Partnership”), furnished a proxy statement (as supplemented by that certain Supplement to Proxy Statement dated February 14, 2005, the “Proxy Statement”) to the holders (the “Limited Partners”) of depositary unit certificates (“units”) of the Partnership in connection with:

(i) an amendment to the Partnership’s agreement of limited partnership (the “Partnership Agreement”) to permit sales of the Partnership’s property to the General Partners or their affiliates (the “Amendment”); and

(ii) the sale by the Partnership (the “Sale”) of Twin Lakes Apartments, a 262-unit apartment complex located in Palm Harbor, Florida (“Twin Lakes”), to Twin Lakes Apartments, L.L.C., a Delaware limited liability company (the “Purchaser”). AIMCO Properties, L.P. (the “AIMCO Operating Partnership”) is one of your General Partners, owns approximately 67.78% of the outstanding units, and wholly owns the Purchaser.

      This Supplement to the Proxy Statement supplements the Proxy Statement, and to the extent that information set forth in this Supplement to the Proxy Statement conflicts with any information set forth in the Proxy Statement, this Supplement to the Proxy Statement shall control. Capitalized terms used in this Supplement to the Proxy Statement but not otherwise defined in this Supplement to the Proxy Statement have the meanings ascribed thereto in the Proxy Statement.

Extension of the Proxy Statement to Midnight, New York City Time, on March 31, 2005.

      On February 14, 2005, the Partnership received an offer to purchase Twin Lakes from a Limited Partner owning approximately 1% of the outstanding units. The Partnership is evaluating the terms and conditions of the proposed offer and seeking to clarify certain aspects of it. Following the completion of the Partnership’s evaluation and the receipt of the clarifying information, the Partnership will provide you with an additional supplement to the Proxy Statement for your consideration. In order to provide sufficient time to complete the Partnership’s evaluation of the alternative offer, to receive the additional information it has requested, and to prepare and deliver to you an additional supplement regarding these developments, the Proxy Statement will be extended to midnight, New York City time, on March 31, 2005. The Proxy Statement was previously scheduled to expire at midnight, New York time, on March 1, 2005.

      As described in the Proxy Statement, the General Partners will not consummate the Sale if Limited Partners holding a majority of the units held by Unaffiliated Limited Partners object in writing to the Sale in the manner described in the Proxy Statement. The right to object is not provided in the Partnership Agreement; rather, the General Partners have voluntarily elected not to consummate the Sale if Unaffiliated Limited Partners holding more than 196,926 units, or approximately 16.12% of the outstanding units, object to the Sale in the manner described in the Proxy Statement. The General Partners have granted this right to determine whether significant opposition exists to the Sale. As of February 25, 2005, Limited Partners owning an aggregate of 44,711 of the total outstanding units have objected to the Sale, and Limited Partners owning an aggregate of 31,162 of the total outstanding units have abstained. Limited Partners must return their Notice of Objection by March 31, 2005 (unless such date is extended by the General Partners in their discretion and as described in the Proxy Statement), to the Information Agent by

mail, overnight courier or facsimile and otherwise follow the instructions set forth in “Notices of Objection” on page 35 of the Proxy Statement. The Notice of Objection accompanies this Supplement to the Proxy Statement. Abstentions will not be treated as objections.

      If the Unaffiliated Limited Partners object to the Sale as described in the Proxy Statement, the Partnership will continue to operate Twin Lakes, and there can be no assurance that Twin Lakes will be operated profitably, the Partnership will make any future distributions to the Limited Partners, the Limited Partners will receive distributions equal to any future taxable income generated from operations, Twin Lakes can continue to be operated without substantial improvements, the Partnership will not default under its mortgages or other obligations, the Partnership will not lose its entire investment in Twin Lakes, or a sale of Twin Lakes on comparable or more favorable terms will be possible in the future.

      Questions and requests for assistance may be directed to the Information Agent, The Altman Group, Inc., at its address set forth below.

THE INFORMATION AGENT IS:

THE ALTMAN GROUP, INC.

By Mail:	By Overnight Courier:	By Hand:
1275 Valley Brook Avenue Lyndhurst, New Jersey 07071	1275 Valley Brook Avenue Lyndhurst, New Jersey 07071	1275 Valley Brook Avenue Lyndhurst, New Jersey 07071

By Facsimile:	For Information please call:
(201) 460-0050	TOLL FREE (800) 217-9608

U.S. REALTY PARTNERS LIMITED PARTNERSHIP

c/o The Altman Group, Inc.
1275 Valley Brook Avenue
Lyndhurst, New Jersey 07071

NOTICE OF OBJECTION

      The undersigned, a limited partner of U.S. Realty Partners Limited Partnership (the “Partnership”), and the holder of units, acting with respect to all of the units owned by the undersigned, hereby:

[__] OBJECTS          [__] ABSTAINS

with respect to the Sale by the Partnership of one of its apartment complexes known as Twin Lakes Apartments, located in Palm Harbor, Florida.

      This Notice of Objection is being furnished by U.S. Realty I Corporation and AIMCO Properties, L.P., the general partners of the Partnership.

      If no election is specified with respect to the proposal, an otherwise properly completed and signed Notice of Objection will not be deemed to be an objection to the proposal.

      The undersigned hereby acknowledges receipt of the Proxy Statement dated January 24, 2005, the Supplement to the Proxy Statement dated February 14, 2005, and the Supplement to the Proxy Statement dated March 1, 2005. Capitalized terms used in this Notice of Objection and not defined herein have the meanings set forth in the Proxy Statement.

      A fully completed, signed and dated copy of this Notice of Objection should be sent to The Altman Group, Inc., by mail at 1275 Valley Brook Avenue, Lyndhurst, New Jersey 07071, or by fax at (201) 460-0050, no later than midnight, New York City time, on March 31, 2005, unless the Expiration Date is extended by the general partners.

Dated:	By:

Please Print Name

Please sign exactly as you hold your units. When signing as an attorney-in-fact, executor, administrator, trustee or guardian, please give your full title. If an interest is jointly held, each holder should sign. If a corporation, please sign in full corporate name by a duly authorized officer. If a partnership, please sign in partnership name by a duly authorized person.